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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549





                                    FORM 8-K



                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 9, 1998





                            THE TIMES MIRROR COMPANY
               (Exact Name of Registrant as Specified in Charter)


          Delaware                     1-13492                  95-4481525
(State or Other Jurisdiction   (Commission File Number)       (I.R.S. Employer
      of Incorporation)                                      Identification No.)

               Times Mirror Square, Los Angeles, California 90053
               (Address of Principal Executive Offices) (Zip Code)



       Registrant's telephone number, including area code: (213) 237-3700



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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On October 9, 1998, The Times Mirror Company (the "Company") and Harcourt General, Inc. ("Harcourt") completed the previously announced transaction by which the Company disposed of Mosby, Inc. ("Mosby") in a tax-free reorganization. The disposition of Mosby was accomplished through the merger of Mosby Acquisition Corp. with and into Mosby with Mosby as the surviving corporation in the merger (the "Merger"). As a result of the Merger, the Company received all of the issued and outstanding common stock of Mosby Parent Corp. ("Mosby Parent"). Mosby Parent is a holding company that owns controlling voting preferred stock of Mosby with a stated value of $48,333,333 and participating stock of Mosby. Mosby Parent is also the sole member of Eagle Publishing Investments, LLC, a Delaware limited liability company ("Eagle Publishing Investments"). An affiliate of Harcourt owns voting preferred stock of Mosby Parent with a stated value of $50,000,000 which affords them voting control over Mosby Parent, subject to certain rights held by the Company with respect to Eagle Publishing Investments. Concurrently with the closing of the Merger, the Company became the sole manager of Eagle Publishing Investments and controls its operations and assets. At the time of the Merger, the principal asset of Eagle Publishing Investments was $415,000,000 of cash. The consolidated financial statements of the Company will include the accounts of Eagle Publishing Investments.

         The disposition of Mosby (the "Transaction") is more fully described in the agreement filed as an exhibit to this Form 8-K.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)      Financial Statements of Business Acquired.

                  Mosby Parent had no assets or liabilities as at September 30, 1998 other than those under the Amended and Restated Agreement and Plan of Merger, dated as of October 8, 1998, by and among Harcourt Brace & Company, Mosby Parent Corp., Mosby Acquisition Corp., the Company, and Mosby. As a result, no financial statements of Mosby Parent are included herewith.

         (b)      Pro Forma Financial Information.

                  Not applicable.


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         (c)   Exhibits.

               The following exhibits are filed with this Report on Form 8-K:

           EXHIBIT NO.  DESCRIPTION
           -----------  -----------
                2.1     Amended and Restated Agreement and Plan of Merger, dated
                        as of October 8, 1998, by and among Harcourt Brace &
                        Company, Mosby Parent Corp., Mosby Acquisition Corp.,
                        The Times Mirror Company and Mosby, Inc.

                99.1 Press Release dated October 9, 1998, announcing consummation of the disposition by The Times Mirror
                        Company of Mosby, Inc. (incorporated herein by reference to Exhibit 99 to The Times Mirror Company's Form 8-K dated October 9, 1998).



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 22, 1998

                                        THE TIMES MIRROR COMPANY



                                        By: /s/ THOMAS UNTERMAN
                                            ----------------------------------
                                        Name:    Thomas Unterman
                                        Title:   Executive Vice President
                                                 and Chief Financial Officer



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                                  EXHIBIT INDEX


   EXHIBIT NO.  DESCRIPTION
   -----------  -----------
        2.1     Amended and Restated Agreement and Plan of Merger, dated as of
                October 8, 1998, by and among Harcourt Brace & Company, Mosby
                Parent Corp., Mosby Acquisition Corp., The Times Mirror Company
                and Mosby, Inc.

        99.1 Press Release dated October 9, 1998, announcing consummation of the disposition by The Times Mirror Company of Mosby, Inc.
                (incorporated herein by reference to Exhibit 99 to The Times
                Mirror Company's Form 8-K dated October 9, 1998).


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